                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                                  JUNE 17, 2003
                                (Date of Report)




                             CNA SURETY CORPORATION
             (Exact name of Registrant as specified in its charter)




                                     1-13277
                              (Commission File No.)



                 DELAWARE                                 34-4144905
       (State or other jurisdiction)           (IRS Employer Identification No.)


       CNA PLAZA, CHICAGO, ILLINOIS                          60685
 (Address of principal executive offices)                 (Zip code)


                                 (312) 822-5000
               (Registrant's telephone number, include area code)

ITEM 5.     OTHER EVENTS

            See Exhibit 99 to this Form 8-K

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)     Exhibits

                    Exhibit 99 - CNA Surety Corporation Press Release issued on
                                 June 17, 2003.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                             CNA SURETY CORPORATION
                             (Registrant)



                       By:   /s/ John S. Heneghan
                             -----------------------------------
                             John S. Heneghan
                             Senior Vice President and Chief Financial Officer





Dated:   June 17, 2003

                                  EXHIBIT INDEX

Exhibit No.
    99.        CNA Surety Corporation Press Release issued on June 17, 2003.